Note 9 - Income Taxes	12 Months Ended
Mar. 31, 2024
Notes to Financial Statements
Income Tax Disclosure [Text Block]

9. Income Taxes

The Company files a consolidated federal and various state income tax returns. The provision for income taxes is as follows (in thousands):

	Fiscal Year:
	2024	2023	2022
Current:
Federal	$20,850	$5,819	$3,454
State	4,364	2,277	3,107
Total	25,214	8,096	6,561

Deferred:
Federal	$(5,010)	$(3,886)	$7,084
State	(523)	352	50
Total	(5,533)	(3,534)	7,134
Total income taxes	$19,681	$4,562	$13,695

A reconciliation of the expected U.S. statutory rate to the effective rate is as follows:

	Fiscal Year:
	2024	2023	2022
Computed (expected tax rate)	21.0%	21.0%	21.0%
State income taxes (net of federal tax benefit)	3.6%	4.1%	3.7%
Federal credits	-0.6%	-3.9%	-0.9%
State rate changes	-0.2%	2.8%	0.3%
State credit expiration	0.0%	2.1%	0.9%
Change in valuation allowance	0.0%	7.8%	-1.2%
Other	-0.1%	-0.8%	-0.9%
Effective income tax rate	23.7%	33.1%	22.9%

The Company’s effective tax rate was 23.7%, 33.1%, and 22.9% in fiscal years 2024, 2023, and 2022, respectively. In fiscal year 2023, the Company added a valuation allowance against state tax credits as a result of a change in ordering of credit usage for Wisconsin because it was determined that it was more likely than not that the tax credits would not be used prior to expiration. This change to the existing valuation allowance increased the fiscal year 2023 effective tax rate by 7.8%. There was not a similar change in valuation allowance in fiscal year 2024, which provided the effect of reducing the effective tax rate year-over-year. The fiscal year 2024 effective tax rate was further decreased by 3.0% versus fiscal year 2023 due to the impact on the deferred tax balances of the state rate changes which were mostly caused by changes in the Company’s business activities that impact state apportionment. Offsetting those decreases was a 3.3% increase for various federal credits when comparing fiscal year 2024 to fiscal year 2023.

In fiscal year 2023, the Company added a valuation allowance against state tax credits as a result of a change in ordering of credit usage for Wisconsin because it was determined that it was more likely than not that the credits will not be used prior to expiration. This change to the existing valuation allowance, along with other current year increases in the existing valuation allowances, resulted in a 9.0% increase on the fiscal year 2023 effective tax rate as compared to fiscal year 2022. The fiscal year 2023 effective tax rate was further increased by 2.5% versus fiscal year 2022 due to state rate changes which were mostly caused by changes in the Company’s business activities that impact state apportionment.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities (in thousands):

	As of:
	March 31,	March 31,
	2024	2023
Deferred income tax assets:
Future tax credits	$4,884	$5,007
Inventory valuation	9,951	8,364
Employee benefits	2,739	2,335
Insurance	922	471
State depreciation basis differences	3,344	3,218
Operating leases	190	942
Intangibles	2,760	1,514
Pension and post-retirement benefits	8,734	7,117
Interest	18	8
Deferred revenue	260	296
Net operating loss and other tax attribute carryovers	558	1,233
Other	427	327
Total assets	34,787	30,832
Valuation allowance - noncurrent	(4,884)	(5,007)
Total deferred income tax assets, net	29,903	25,825
Deferred income tax liabilities:
Property basis and depreciation difference	25,260	26,450
Inventory reserve	3,091	2,101
Right-of-use assets	3,971	7,045
Pension	21,682	21,528
Other	219	182
Total liabilities	54,223	57,306
Deferred income tax liability, net	$(24,320)	$(31,481)

Net deferred income tax liabilities of $24.3 million and $31.5 million as of March 31, 2024 and 2023, respectively, are recognized as noncurrent liabilities in the Consolidated Balance Sheets.

The Company has State tax credit carryforwards amounting to $1.5 million (California, net of Federal impact), $1.3 million (New York, net of Federal impact), and $2.1 million (Wisconsin, net of Federal impact), which are available to reduce future taxes payable in each respective state through 2028 (California), through 2035 (New York), and through 2038 (Wisconsin). The Company has performed the required assessment regarding the realization of deferred tax assets and as of March 31, 2024, the Company has recorded a valuation allowance amounting to $4.9 million, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not that they will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income tax rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other long-term liabilities on the Consolidated Balance Sheets which is reflective of their expected settlement date. The change in the liability for fiscal years 2024 and 2023 consists of the following (in thousands):

	As of:
	March 31,	March 31,
	2024	2023

Beginning balance	$742	$655
Tax positions related to current year:
Additions	120	96
Tax positions related to prior years:
Reductions	(19)	-
Lapses in statues of limitations	(13)	(9)
Ending balance	$830	$742

The liability balances as of March 31, 2024 and 2023 do not include tax positions that are highly certain but for which there is uncertainty about the timing. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During fiscal years 2024 and 2023, the accrued interest and penalties balance and change during the respective fiscal years was not significant associated with unrecognized tax benefits.

Although management believes that an adequate position has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the net earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on net earnings. During fiscal year 2024, the statute of limitations lapsed on one uncertain tax position, which results in the position no longer being uncertain. As a result of this lapse and in accordance with its accounting policies, the Company recorded an insignificant decrease to the liability and tax expense. During the next twelve months there could be a decrease in the uncertain tax positions of approximately $0.5 million due to a lapse in the statute of limitations.

The federal income tax returns for fiscal years after 2021 are subject to examination. The Company is current on its federal and state tax returns.